UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2025
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02    Unregistered Sales of Equity Securities.
On January 29, 2025, PLBY Group, Inc. (the “Company”) completed the conversion (the “Conversion”) of 7,000 shares of its 28,000.00001 outstanding shares of Series B Convertible Preferred Stock (the “Series B Stock”) into 3,784,688 shares of the Company’s common stock (the “Common Stock”), at a conversion price of $1.84956 per share, in accordance with the terms of the Series B Stock. As a result of the Conversion, the Company reduced the number of shares of Series B Stock outstanding to 21,000.00001 shares and had 93,736,325 shares of Common Stock outstanding. Holders of the Series B Stock had their shares converted to Common Stock on a pro rata basis, and such shares were issued as restricted stock. The Company did not receive any proceeds in connection with the Conversion. The Common Stock issued in the Conversion was issued as restricted stock and in reliance upon the exemption from registration in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01    Regulation FD Disclosure.

On January 31, 2025, the Company issued a press release regarding the Conversion. A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not otherwise be subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K or in the press release that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions of the Company’s management team. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “desires,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements are subject to various risks and uncertainties and, therefore, may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of the Company’s target markets and total addressable market, statements about the Company’s desired business model, as well as the Company’s plans, objectives, expectations and intentions for the future. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, include, without limitation, risks related to: the Company’s ability to effectively compete in the creator content, digital media and lifestyle industries; the Company’s ability to develop and integrate new operations; the reliance on a few key products and services; and market conditions and global and economic factors beyond the Company’s control. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Current Report on Form 8-K and the press release, including any documents incorporated by reference herein, may be found in the Company’s filings with the Securities Exchange Commission (the “SEC”), including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Report on Form 8-K filed with the SEC, as well as the Company’s other filings with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report on Form 8-K and in the press release, and in the other documents the Company files with the SEC, are made only as of the date of this Current Report on Form 8-K and, as applicable, the date of the other documents the Company files with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report on Form 8-K and the other documents the Company files with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2025	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel & Secretary